Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Six Months Ended
	6/30/2012	6/30/2011	% Chg	6/30/2012	6/30/2011	% Chg
Operating Revenues
Wireless service	$14,765	$14,157	4.3%	$29,331	$28,118	4.3%
Data	7,923	7,349	7.8%	15,718	14,520	8.3%
Voice	5,697	6,340	-10.1%	11,590	12,890	-10.1%
Directory	305	841	-63.7%	1,049	1,709	-38.6%
Other	2,885	2,808	2.7%	5,709	5,505	3.7%
Total Operating Revenues	31,575	31,495	0.3%	63,397	62,742	1.0%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	12,369	12,756	-3.0%	25,282	25,569	-1.1%
Selling, general and administrative	7,890	7,972	-1.0%	16,138	16,014	0.8%
Depreciation and amortization	4,499	4,602	-2.2%	9,059	9,186	-1.4%
Total Operating Expenses	24,758	25,330	-2.3%	50,479	50,769	-0.6%
Operating Income	6,817	6,165	10.6%	12,918	11,973	7.9%
Interest Expense	941	848	11.0%	1,800	1,694	6.3%
Equity in Net Income of Affiliates	132	207	-36.2%	355	456	-22.1%
Other Income (Expense) - Net	23	27	-14.8%	75	86	-12.8%
Income Before Income Taxes	6,031	5,551	8.6%	11,548	10,821	6.7%
Income Tax Expense	2,066	1,893	9.1%	3,931	3,695	6.4%
Net Income	3,965	3,658	8.4%	7,617	7,126	6.9%
Less: Net Income Attributable to Noncontrolling Interest	(63)	(67)	6.0%	(131)	(127)	-3.1%
Net Income Attributable to AT&T	$3,902	$3,591	8.7%	$7,486	$6,999	7.0%

Basic Earnings Per Share Attributable to AT&T	$0.67	$0.60	11.7%	$1.27	$1.18	7.6%
Weighted Average Common Shares Outstanding (000,000)	5,855	5,932	-1.3%	5,886	5,929	-0.7%

Diluted Earnings Per Share Attributable to AT&T	$0.66	$0.60	10.0%	$1.27	$1.18	7.6%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,876	5,953	-1.3%	5,907	5,948	-0.7%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Six Months Ended

Wireless	6/30/2012	6/30/2011	% Chg	6/30/2012	6/30/2011	% Chg
Segment Operating Revenues
Service	$14,765	$14,157	4.3%	$29,331	$28,118	4.3%
Equipment	1,588	1,446	9.8%	3,158	2,795	13.0%
Total Segment Operating Revenues	16,353	15,603	4.8%	32,489	30,913	5.1%

Segment Operating Expenses
Operations and support	9,705	9,786	-0.8%	19,788	19,647	0.7%
Depreciation and amortization	1,696	1,615	5.0%	3,362	3,121	7.7%
Total Segment Operating Expenses	11,401	11,401	-	23,150	22,768	1.7%
Segment Operating Income	4,952	4,202	17.8%	9,339	8,145	14.7%
Equity in Net Income (Loss) of Affiliates	(15)	(7)	-	(28)	(11)	-
Segment Income	$4,937	$4,195	17.7%	$9,311	$8,134	14.5%

Segment Operating Income Margin	30.3%	26.9%		28.7%	26.3%

Wireline
Segment Operating Revenues
Data	$7,923	$7,349	7.8%	$15,718	$14,520	8.3%
Voice	5,697	6,340	-10.1%	11,590	12,890	-10.1%
Other	1,284	1,341	-4.3%	2,524	2,671	-5.5%
Total Segment Operating Revenues	14,904	15,030	-0.8%	29,832	30,081	-0.8%

Segment Operating Expenses
Operations and support	10,085	10,145	-0.6%	20,382	20,457	-0.4%
Depreciation and amortization	2,766	2,876	-3.8%	5,574	5,834	-4.5%
Total Segment Operating Expenses	12,851	13,021	-1.3%	25,956	26,291	-1.3%
Segment Operating Income	2,053	2,009	2.2%	3,876	3,790	2.3%
Equity in Net Income (Loss) of Affiliates	(1)	-	-	(1)	-	-
Segment Income	$2,052	$2,009	2.1%	$3,875	$3,790	2.2%

Segment Operating Income Margin	13.8%	13.4%		13.0%	12.6%

Advertising Solutions
Segment Operating Revenues	$305	$841	-63.7%	$1,049	$1,709	-38.6%

Segment Operating Expenses
Operations and support	226	581	-61.1%	773	1,153	-33.0%
Depreciation and amortization	29	101	-71.3%	106	207	-48.8%
Total Segment Operating Expenses	255	682	-62.6%	879	1,360	-35.4%
Segment Income	$50	$159	-68.6%	$170	$349	-51.3%

Segment Income Margin	16.4%	18.9%		16.2%	20.4%

Other
Segment Operating Revenues	$13	$21	-38.1%	$27	$39	-30.8%
Segment Operating Expenses	251	226	11.1%	494	350	41.1%
Segment Operating Income (Loss)	(238)	(205)	-16.1%	(467)	(311)	-50.2%
Equity in Net Income of Affiliates	148	214	-30.8%	384	467	-17.8%
Segment Income (Loss)	$(90)	$9	-	$(83)	$156	-

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	6/30/12	12/31/11
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$2,151	$3,185
Accounts receivable - net of allowances for
doubtful accounts of $614 and $878	12,430	13,606
Prepaid expenses	1,533	1,155
Deferred income taxes	1,418	1,470
Other current assets	1,624	3,611
Total current assets	19,156	23,027
Property, Plant and Equipment - Net	107,483	107,087
Goodwill	69,763	70,842
Licenses	51,981	51,374
Customer Lists and Relationships - Net	1,881	2,757
Other Intangible Assets - Net	5,045	5,212
Investments in and Advances to Equity Affiliates	4,388	3,718
Other Assets	6,597	6,327
Total Assets	$266,294	$270,344

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$3,402	$3,453
Accounts payable and accrued liabilities	16,298	19,858
Advanced billing and customer deposits	3,743	3,872
Accrued taxes	3,705	1,003
Dividends payable	2,554	2,608
Total current liabilities	29,702	30,794
Long-Term Debt	61,132	61,300
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	26,011	25,748
Postemployment benefit obligation	34,021	34,011
Other noncurrent liabilities	11,849	12,694
Total deferred credits and other noncurrent liabilities	71,881	72,453
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	90,927	91,156
Retained earnings	27,788	25,453
Treasury stock	(24,869)	(20,750)
Accumulated other comprehensive income	2,939	3,180
Noncontrolling interest	299	263
Total stockholders' equity	103,579	105,797
Total Liabilities and Stockholders' Equity	$266,294	$270,344

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Six Months Ended June 30,
	2012	2011

Operating Activities
Net income	$7,617	$7,126
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	9,059	9,186
Undistributed earnings from investments in equity affiliates	(355)	(417)
Provision for uncollectible accounts	572	523
Deferred income tax expense and noncurrent
unrecognized tax benefits	(639)	2,818
Net loss (gain) from impairment and sale of investments	2	(44)
Changes in operating assets and liabilities:
Accounts receivable	(220)	(521)
Other current assets	1,228	1,007
Accounts payable and accrued liabilities	441	(2,037)
Other - net	(246)	(884)
Total adjustments	9,842	9,631
Net Cash Provided by Operating Activities	17,459	16,757

Investing Activities
Construction and capital expenditures:
Capital expenditures	(8,742)	(9,405)
Interest during construction	(130)	(77)
Acquisitions, net of cash acquired	(477)	(62)
Dispositions	800	30
Sales of securities, net of investment	124	45
Other	-	19
Net Cash Used in Investing Activities	(8,425)	(9,450)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	-	(1,603)
Issuance of long-term debt	6,935	2,985
Repayment of long-term debt	(7,035)	(1,290)
Purchase of treasury stock	(4,623)	-
Issuance of treasury stock	376	199
Dividends paid	(5,187)	(5,082)
Other	(534)	(122)
Net Cash Used in Financing Activities	(10,068)	(4,913)
Net (decrease) increase in cash and cash equivalents	(1,034)	2,394
Cash and cash equivalents beginning of year	3,185	1,437
Cash and Cash Equivalents End of Period	$2,151	$3,831

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Six Months Ended
	6/30/2012	6/30/2011	% Chg	6/30/2012	6/30/2011	% Chg

Wireless
Volumes (000)
Total				105,206	98,615	6.7%
Postpaid				69,666	68,353	1.9%
Prepaid				7,473	6,750	10.7%
Reseller				14,382	12,522	14.9%
Connected Devices				13,685	10,990	24.5%

Wireless Net Adds (000)
Total	1,266	1,095	15.6%	1,992	3,079	-35.3%
Postpaid	320	331	-3.3%	507	393	29.0%
Prepaid	92	137	-32.8%	217	222	-2.3%
Reseller	472	248	90.3%	656	809	-18.9%
Connected Devices	382	379	0.8%	612	1,655	-63.0%
M&A Activity, Partitioned Customers and Other Adjs.	-	1	-	(33)	-	-

Wireless Churn
Postpaid Churn	0.97%	1.15%	-18 BP	1.03%	1.17%	-14 BP
Total Churn	1.18%	1.43%	-25 BP	1.32%	1.40%	-8 BP

Other
Branded Computing Subscribers1				6,276	4,037	55.5%
Licensed POPs (000,000)				313	313	0.0%

Wireline
Voice
Total Wireline Voice Connections				36,841	41,298	-10.8%
Net Change	(1,037)	(1,159)	10.5%	(2,171)	(2,265)	4.2%

Broadband
Total Wireline Broadband Connections				16,434	16,473	-0.2%
Net Change2	(96)	(13)	-	7	164	-95.7%

Video
U-verse				4,146	3,407	21.7%
Satellite				1,684	1,852	-9.1%
Total Video Connections				5,830	5,259	10.9%
Net Change	107	168	-36.3%	274	342	-19.9%

Consumer Revenue Connections
Broadband3				14,517	14,520	0.0%
Video Connections4				5,810	5,250	10.7%
Voice5				19,868	22,735	-12.6%
Total Consumer Revenue Connections				40,195	42,505	-5.4%
Net Change	(643)	(574)	-12.0%	(1,071)	(922)	-16.2%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$4,481	$5,272	-15.0%	$8,742	$9,405	-7.0%
Interest during construction	$65	$42	54.8%	$130	$77	68.8%
Dividends Declared per Share	$0.44	$0.43	2.3%	$0.88	$0.86	2.3%
End of Period Common Shares Outstanding (000,000)				5,805	5,925	-2.0%
Debt Ratio6				38.4%	36.8%	160 BP
Total Employees				242,380	258,870	-6.4%

1	Branded Computing Subscribers includes tablets, tethering plans, aircards, mobile Wi-Fi hot spots and other data-only devices.
2	Prior year amounts restated to conform to current period reporting methodology.
3	Consumer wireline broadband connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
4	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
5	Includes consumer U-verse Voice over Internet Protocol connections of 2,567 as of June 30, 2012.
6	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 2Q12, total switched access lines were 34,274, retail business switched access lines totaled 14,988, and wholesale and coin switched access lines totaled 1,985.